UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2024

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 3rd Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices) (Zip Code)

(646) 507-5710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment No. 33 to Credit and Security Agreement with MidCap

On December 13, 2024, Staffing 360 Solutions, Inc. (the “Company”) entered into Amendment No. 33 to Credit and Security Agreement and Limited Waiver (“Amendment No. 33”), effective as of the same date, by and among the Company, as Parent, Monroe Staffing Services, LLC, a Delaware limited liability company (“Monroe”), Faro Recruitment America, Inc., a New York corporation, Lighthouse Placement Services, Inc., a Massachusetts corporation, Key Resources, Inc., a North Carolina Corporation, Headway Workforce Solutions, Inc., a Delaware corporation, Headway Employer Services LLC, a Delaware limited liability company, Headway Payroll Solutions, LLC, a Delaware limited liability company, Headway HR Solutions, Inc., a New York corporation, and NC PEO Holdings, LLC, a Delaware limited liability company, collectively, as borrowers (the “Borrowers”), and MidCap Funding IV Trust, as agent for the lenders (as successor by assignment to MidCap Funding X Trust, “MidCap”) and the lenders party thereto from time to time (the “Lenders”), which such Amendment No. 33 amends that certain Credit and Security Agreement, dated as of April 8, 2015 (as amended and restated, supplemented, or otherwise modified from time to time, the “Credit and Security Agreement”), by and among, the Borrowers, the Agent and the Lenders. Pursuant to Amendment No. 33, the Commitment Expiry Date (as defined in the Credit and Security Agreement) is extended to December 20, 2024.

The foregoing description of Amendment No. 33 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 33, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Limited Consent to Intercreditor Agreement

On December 13, 2024, in connection with Amendment No. 33, the Company entered into a Limited Consent (the “Limited Consent”) to the Intercreditor Agreement, dated as of September 15, 2017, as amended, by and between the Company and Jackson Investment Group, LLC, which such Limited Consent permits the Company’s entry into Amendment No. 33.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 33 to the Credit and Security Agreement, effective as of December 13, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer